UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2023

 ____________________

AEHR TEST SYSTEMS
(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Kato Terrace Fremont, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AEHR	The NASDAQ Capital Market

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of shareholders of Aehr Test Systems (the “Company”) was held on October 23, 2023 (the “Annual Meeting”).  There were 28,762,496 shares of common stock entitled to vote at the Annual Meeting and 20,958,389 shares were present in person or by proxy.

Four items of business were acted upon by the shareholders at the Annual Meeting.  The final voting results are as follows:

Proposal One:  Election of Directors of the Company.

	VOTES	VOTES	BROKER
NOMINEE	FOR	WITHHELD	NON-VOTES
Rhea J. Posedel	9,001,500	5,779,054	6,177,835
Gayn Erickson	14,713,089	67,465	6,177,835
Fariba Danesh	14,554,341	226,213	6,177,835
Laura Oliphant	13,636,198	1,144,356	6,177,835
Geoffrey G. Scott	14,179,262	601,292	6,177,835
Howard T. Slayen	14,259,600	520,954	6,177,835

Each of the six nominees was elected to serve as a director until the next Annual Meeting or until his or her successor is elected and qualified.

Proposal Two:  Approve the adoption of the Company’s 2023 Equity Incentive Plan to replace the Company’s 2016 Equity Incentive Plan and provide a reserve for issuance of 1,500,000 shares of common stock of the Company.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
TWO	12,542,957	996,473	1,241,124	6,177,835

The foregoing proposal was approved.

Proposal Three:  Ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2024.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
THREE	20,882,701	51,499	24,189	-

The foregoing proposal was accordingly ratified.

Proposal Four:  Approve, on an advisory basis, the compensation of the Company’s named executive officers.

	VOTES	VOTES	VOTES	BROKER
PROPOSAL	FOR	AGAINST	ABSTAIN	NON-VOTES
FOUR	13,520,292	1,172,122	88,140	6,177,835

The foregoing proposal was approved.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aehr Test Systems
(Registrant)

Date: October 25, 2023	By:	/s/ Chris P. Siu
Chris P. Siu
Executive Vice President of Finance,
Chief Financial Officer and Secretary

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